Exhibit 99.4

The	Supplementary	June 30, 2010
Chubb	Investor	(Revised)
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
In October 2010, page 10 of this Supplementary Investor Information Report was revised to reflect a reclassification between the United States results and the Outside the United States results. This reclassification had no impact on Worldwide Total results.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2010

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	June 30		Dec. 31
	2010		2009
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,211	5%	$1,918	5%
Fixed Maturities
Tax Exempt	19,629	47	19,587	47
Taxable	16,652	40	16,991	40
Equity Securities	1,263	3	1,433	3
Other Invested Assets	2,240	5	2,075	5

Total Invested Assets	$41,995	100%	$42,004	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,830		$1,388
Equity Securities	33		218

	1,863		1,606
Deferred Income Tax Liability	652		562

	$1,211		$1,044

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,533		15,634

Total Capitalization	$19,508		$19,609

Debt as a Percentage of Total Capitalization	20.4%		20.3%

Actual Common Shares Outstanding	314.5		332.0

Book Value Per Common Share	$49.39		$47.09

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$45.61		$44.37

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second	Six	From
	Quarter	Months	December 2005
	2010	2010	to June 30, 2010
Cost of Shares Repurchased	$636	$980	$6,932

Average Cost Per Share	$51.14	$50.54	$50.15

Shares Repurchased	12,433,151	19,394,818	138,234,693
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007 and 2008, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2009, the Board of Directors authorized the repurchase of up to 25,000,000 shares of the Corporation’s common stock. In June 2010, the Board of Directors authorized an increase of 14,000,000 shares to the authorization approved in December 2009. The authorization has no expiration date. As of June 30, 2010, 16,765,307 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2010	2009	2010	2009
	(in millions)
Short Term Investments	$761	$1,017	$761	$1,017

Taxable Fixed Maturities	1,271	1,286	1,325	1,327

Equity Securities	205	205	148	202

Other Invested Assets	37	25	37	25

TOTAL	$2,274	$2,533	$2,271	$2,571

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2010	2009	2010	2009
	(in millions)
Short Term Investments	$1,450	$901	$1,450	$901

Fixed Maturities

Tax Exempt	18,615	18,720	19,629	19,587

Taxable	14,565	15,184	15,327	15,664

Equity Securities	1,025	1,010	1,115	1,231

Other Invested Assets	2,203	2,050	2,203	2,050

TOTAL	$37,858	$37,865	$39,724	$39,433

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2010	2009	2010	2009
	(in millions)
CORPORATE INVESTMENT INCOME	$22	$9	$30	$18

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$190	$187	$379	$373
Taxable Interest	114	114	235	228
Other	12	15	21	26
Investment Expenses	(5)	(4)	(11)	(9)

TOTAL	$311	$312	$624	$618

Effective Tax Rate	19.2%	19.4%	19.2%	19.3%

After-Tax Annualized Yield	3.26%	3.42%	3.26%	3.41%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	Dec. 31	June 30
	2010	2009	2009
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,400	$14,526	$13,300

Rolling Year Statutory Net Premiums Written	$11,151	$11,074	$11,366

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.77:1	0.76:1	0.85:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED JUNE 30, 2010

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	6/30/10	12/31/09	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance

Automobile	$395	$400	$(5)	$(15)	$10

Homeowners	786	665	121	87	34

Other	854	872	(18)	22	(40)

Total Personal	2,035	1,937	98	94	4

Commercial Insurance

Multiple Peril	1,715	1,615	100	89	11

Casualty	6,034	5,988	46	104	(58)

Workers’ Compensation	2,162	2,138	24	31	(7)

Property and Marine	805	758	47	42	5

Total Commercial	10,716	10,499	217	266	(49)

Specialty Insurance

Professional Liability	7,371	7,552	(181)	(96)	(85)

Surety	63	58	5	—	5

Total Specialty	7,434	7,610	(176)	(96)	(80)

Total Insurance	20,185	20,046	139	264	(125)

Reinsurance Assumed	667	740	(73)	(55)	(18)

Total	$20,852	$20,786	$66	$209	$(143)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$314	$278	$1,164	$1,151	$404	$375	$1,882	$1,804
Decrease (Increase) in Unearned Premiums	(10)	4	13	35	(27)	(19)	(24)	20

Net Premiums Earned	304	282	1,177	1,186	377	356	1,858	1,824

Net Losses Paid	191	167	705	651	220	195	1,116	1,013
Increase (Decrease) in Outstanding Losses	(6)	5	122	(42)	(7)	30	109	(7)

Net Losses Incurred	185	172	827	609	213	225	1,225	1,006

Expenses Incurred	94	81	390	379	131	115	615	575

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$25	$29	$(40)	$198	$33	$16	$18	$243

Ratios After Dividends to Policyholders:

Loss	60.9%	61.0%	70.3%	51.4%	56.5%	63.2%	65.9%	55.1%
Expense	29.9	29.1	33.5	32.9	32.4	30.7	32.7	31.9

Combined	90.8%	90.1%	103.8%	84.3%	88.9%	93.9%	98.6%	87.0%

Premiums Written as a % of Total	5.6%	5.0%	20.6%	20.6%	7.1%	6.7%	33.3%	32.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$540	$561	$812	$815	$409	$424	$691	$673	$2,452	$2,473
Decrease (Increase) in Unearned Premiums	16	21	(49)	(25)	(40)	(15)	(63)	(61)	(136)	(80)

Net Premiums Earned	556	582	763	790	369	409	628	612	2,316	2,393

Net Losses Paid	259	273	373	398	201	192	302	365	1,135	1,228
Increase (Decrease) in Outstanding Losses	107	(6)	100	153	37	71	58	(45)	302	173

Net Losses Incurred	366	267	473	551	238	263	360	320	1,437	1,401

Expenses Incurred	204	207	225	228	95	97	231	228	755	760

Dividends Incurred	—	—	—	—	13	11	—	—	13	11

Statutory Underwriting Income (Loss)	$(14)	$108	$65	$11	$23	$38	$37	$64	$111	$221

Ratios After Dividends to Policyholders:

Loss	65.8%	45.9%	62.0%	69.7%	66.8%	66.1%	57.4%	52.3%	62.4%	58.8%
Expense	37.8	36.9	27.7	28.0	24.0	23.5	33.4	33.9	31.0	30.9

Combined	103.6%	82.8%	89.7%	97.7%	90.8%	89.6%	90.8%	86.2%	93.4%	89.7%

Premiums Written as a % of Total	9.6%	10.0%	14.4%	14.6%	7.2%	7.6%	12.2%	12.0%	43.4%	44.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$1,153	$1,137	$159	$162	$1,312	$1,299
Decrease (Increase) in Unearned Premiums	79	98	8	9	87	107

Net Premiums Earned	1,232	1,235	167	171	1,399	1,406

Net Losses Paid	794	677	8	14	802	691
Increase (Decrease) in Outstanding Losses	(70)	111	4	(8)	(66)	103

Net Losses Incurred	724	788	12	6	736	794

Expenses Incurred	322	305	57	55	379	360

Dividends Incurred	—	—	3	4	3	4

Statutory Underwriting Income (Loss)	$186	$142	$95	$106	$281	$248

Ratios After Dividends to Policyholders:

Loss	58.8%	63.8%	7.3%	3.6%	52.7%	56.6%
Expense	27.9	26.8	36.6	34.8	29.0	27.8

Combined	86.7%	90.6%	43.9%	38.4%	81.7%	84.4%

Premiums Written as a % of Total	20.4%	20.4%	2.8%	2.9%	23.2%	23.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$5,646	$5,576	$5	$13	$5,651	$5,589
Decrease (Increase) in Unearned Premiums	(73)	47	3	18	(70)	65

Net Premiums Earned	5,573	5,623	8	31	5,581	5,654

Net Losses Paid	3,053	2,932	65	84	3,118	3,016
Increase (Decrease) in Outstanding Losses	345	269	(73)	(98)	272	171

Net Losses Incurred	3,398	3,201	(8)	(14)	3,390	3,187

Expenses Incurred	1,749	1,695	2	5	1,751	1,700

Dividends Incurred	16	15	—	—	16	15

Statutory Underwriting Income (Loss)	$410	$712	$14	$40	424	752

Increase in Deferred Acquisition Costs					43	20

GAAP Underwriting Income					$467	$772

Ratios After Dividends to Policyholders:

Loss	61.1%	57.1%	* %	* %	60.9%	56.5%
Expense	31.1	30.5	*	*	31.1	30.5

Combined	92.2%	87.6%	* %	* %	92.0%	87.0%

Premiums Written as a % of Total	99.9%	99.8%	0.1%	0.2%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2010	2009	2010	2009	2010	2009
	(Revised)		(Revised)
Net Premiums Written	$4,147	$4,266	$1,504	$1,323	$5,651	$5,589
Decrease (Increase) in Unearned Premiums	26	142	(96)	(77)	(70)	65

Net Premiums Earned	4,173	4,408	1,408	1,246	5,581	5,654

Net Losses Paid	2,466	2,486	652	530	3,118	3,016
Increase (Decrease) in Outstanding Losses	238	(5)	34	176	272	171

Net Losses Incurred	2,704	2,481	686	706	3,390	3,187

Expenses Incurred	1,223	1,231	528	469	1,751	1,700

Dividends Incurred	16	15	—	—	16	15

Statutory Underwriting Income (Loss)	$230	$681	$194	$71	424	752

Increase in Deferred Acquisition Costs					43	20

GAAP Underwriting Income					$467	$772

Ratios After Dividends to Policyholders:

Loss	65.0%	56.5%	48.7%	56.7%	60.9%	56.5%
Expense	29.6	29.0	35.1	35.4	31.1	30.5

Combined	94.6%	85.5%	83.8%	92.1%	92.0%	87.0%

Premiums Written as a % of Total	73.4%	76.3%	26.6%	23.7%	100.0%	100.0%
The Net Losses Incurred amounts have been revised from those originally reported to reflect a reclassification between the United States results and the Outside the United States results. This reclassification had no impact on Worldwide Total results.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$168	$147	$647	$637	$193	$177	$1,008	$961
Decrease (Increase) in Unearned Premiums	(14)	(5)	(60)	(45)	(1)	6	(75)	(44)

Net Premiums Earned	154	142	587	592	192	183	933	917

Net Losses Paid	97	82	429	303	121	94	647	479
Increase (Decrease) in Outstanding Losses	(3)	6	(63)	(12)	(12)	14	(78)	8

Net Losses Incurred	94	88	366	291	109	108	569	487

Expenses Incurred	49	42	208	201	65	56	322	299

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$11	$12	$13	$100	$18	$19	$42	$131

Ratios After Dividends to Policyholders:

Loss	61.0%	62.0%	62.4%	49.2%	56.8%	59.0%	61.0%	53.1%
Expense	29.2	28.5	32.1	31.5	33.7	31.7	31.9	31.1

Combined	90.2%	90.5%	94.5%	80.7%	90.5%	90.7%	92.9%	84.2%

Premiums Written as a % of Total	5.8%	5.2%	22.4%	22.3%	6.7%	6.2%	34.9%	33.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$286	$292	$398	$406	$187	$188	$338	$327	$1,209	$1,213
Decrease (Increase) in Unearned Premiums	1	(3)	(21)	(13)	(4)	15	(21)	(17)	(45)	(18)

Net Premiums Earned	287	289	377	393	183	203	317	310	1,164	1,195

Net Losses Paid	130	122	198	202	108	103	163	183	599	610
Increase (Decrease) in Outstanding Losses	40	4	41	52	8	29	24	(6)	113	79

Net Losses Incurred	170	126	239	254	116	132	187	177	712	689

Expenses Incurred	103	106	110	114	47	46	118	112	378	378

Dividends Incurred	—	—	—	—	6	5	—	—	6	5

Statutory Underwriting Income	$14	$57	$28	$25	$14	$20	$12	$21	$68	$123

Ratios After Dividends to Policyholders:

Loss	59.2%	43.6%	63.4%	64.6%	65.5%	66.7%	59.0%	57.1%	61.5%	57.9%
Expense	36.0	36.3	27.6	28.1	26.0	25.1	34.9	34.3	31.4	31.3

Combined	95.2%	79.9%	91.0%	92.7%	91.5%	91.8%	93.9%	91.4%	92.9%	89.2%

Premiums Written as a % of Total	9.9%	10.3%	13.8%	14.3%	6.5%	6.6%	11.7%	11.5%	41.9%	42.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$583	$584	$83	$85	$666	$669
Decrease (Increase) in Unearned Premiums	29	34	3	2	32	36

Net Premiums Earned	612	618	86	87	698	705

Net Losses Paid	407	370	3	6	410	376
Increase (Decrease) in Outstanding Losses	(41)	29	7	(3)	(34)	26

Net Losses Incurred	366	399	10	3	376	402

Expenses Incurred	160	149	29	29	189	178

Dividends Incurred	—	—	2	2	2	2

Statutory Underwriting Income	$86	$70	$45	$53	$131	$123

Ratios After Dividends to Policyholders:

Loss	59.8%	64.6%	11.9%	3.5%	54.0%	57.2%
Expense	27.4	25.5	35.8	35.0	28.5	26.7

Combined	87.2%	90.1%	47.7%	38.5%	82.5%	83.9%

Premiums Written as a % of Total	20.2%	20.5%	2.9%	3.0%	23.1%	23.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2010	2009	2010		2009	2010	2009
Net Premiums Written	$2,883	$2,843	$3		$3	$2,886	$2,846
Decrease (Increase) in Unearned Premiums	(88)	(26)	1		8	(87)	(18)

Net Premiums Earned	2,795	2,817	4		11	2,799	2,828

Net Losses Paid	1,656	1,465	30		42	1,686	1,507
Increase (Decrease) in Outstanding Losses	1	113	(27)		(48)	(26)	65

Net Losses Incurred	1,657	1,578	3		(6)	1,660	1,572

Expenses Incurred	889	855	—		2	889	857

Dividends Incurred	8	7	—		—	8	7

Statutory Underwriting Income	$241	$377	$1		$15	242	392

Increase in Deferred Acquisition Costs						21	4

GAAP Underwriting Income						$263	$396

Ratios After Dividends to Policyholders:

Loss	59.5%	56.2%	*	%	* %	59.5%	55.7%
Expense	30.9	30.1	*		*	30.9	30.2

Combined	90.4%	86.3%	*	%	* %	90.4%	85.9%

Premiums Written as a % of Total	99.9%	99.9%	0.1%		0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2010 AND 2009
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$2,199	$2,229	$687	$617	$2,886	$2,846
Decrease (Increase) in Unearned Premiums	(122)	(48)	35	30	(87)	(18)

Net Premiums Earned	2,077	2,181	722	647	2,799	2,828

Net Losses Paid	1,360	1,238	326	269	1,686	1,507
Increase (Decrease) in Outstanding Losses	(15)	(34)	(11)	99	(26)	65

Net Losses Incurred	1,345	1,204	315	368	1,660	1,572

Expenses Incurred	634	631	255	226	889	857

Dividends Incurred	8	7	—	—	8	7

Statutory Underwriting Income	$90	$339	$152	$53	242	392

Increase in Deferred Acquisition Costs					21	4

GAAP Underwriting Income					$263	$396

Ratios After Dividends to Policyholders:

Loss	65.0%	55.4%	43.6%	56.9%	59.5%	55.7%
Expense	28.9	28.4	37.1	36.6	30.9	30.2

Combined	93.9%	83.8%	80.7%	93.5%	90.4%	85.9%

Premiums Written as a % of Total	76.2%	78.3%	23.8%	21.7%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended June 30
	Second Quarter		Six Months
	2010	2009	2010	2009
		(dollars in millions)
Annualized Net Income	$2,072	$2,204	$1,964	$1,784
Average Shareholders’ Equity	$15,637	$14,154	$15,636	$13,913

Return on Equity	13.3%	15.6%	12.6%	12.8%

Annualized Operating Income	$1,840	$2,132	$1,682	$2,094
Average Shareholders’ Equity Excluding Unrealized Appreciation	$14,455	$13,896	$14,500	$13,789

Operating Return on Equity	12.7%	15.3%	11.6%	15.2%